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                                                                      EXHIBIT 10


                       DAYTON HUDSON CREDIT CARD MASTER TRUST
                                    SERIES 1998-1
                      $400,000,000 5.90% Class A Asset Backed
                            Certificates, Series 1998-1

                               UNDERWRITING AGREEMENT


                                                  August 5, 1998


SALOMON BROTHERS INC
As Representative of the Several Underwriters
Seven World Trade Center
New York, NY 10048

Ladies and Gentlemen:

1. INTRODUCTORY. Retailers National Bank, a national banking association ("RNB"), from time to time sells, transfers and conveys receivables (the "RECEIVABLES") generated from time to time in a portfolio of open end bank credit card accounts and other rights to Dayton Hudson Capital Corporation, a Minnesota corporation ("DHCC"). DHCC from time to time sells, transfers and conveys the Receivables and other rights to Dayton Hudson Receivables Corporation, a Minnesota corporation (the "TRANSFEROR"). The Transferor from time to time transfers the Receivables to the Dayton Hudson Credit Card Master Trust (the "TRUST"), and the Transferor and Dayton Hudson Corporation, a Minnesota corporation (the "COMPANY"), propose to cause the Trust to issue to the Transferor $400,000,000 principal amount of 5.90% Class A Asset Backed Certificates, Series 1998-1 (the "CERTIFICATES"), which the Transferor proposes to sell to the Underwriters pursuant to the terms hereof, and $ 122,875,817 principal amount of non interest bearing Class B Asset Backed Certificates, Series 1998-1 (the "CLASS B CERTIFICATES"), which the Transferor intends to retain. The Receivables are and will be (i) conveyed to DHCC by RNB pursuant to the Bank Receivables Purchase Agreement, dated as of September 13, 1995, as amended (the "BANK RECEIVABLES PURCHASE AGREEMENT") between RNB and DHCC, (ii) conveyed to the Transferor by DHCC pursu-


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ant to the Receivables Purchase Agreement, dated as of September 13, 1995, as amended (the "RECEIVABLES PURCHASE AGREEMENT") between DHCC and the Transferor and (iii) transferred from the Transferor to the Trust pursuant to (a) a Pooling and Servicing Agreement among the Transferor, RNB, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee, dated as of September 13, 1995, as amended (the "POOLING AND SERVICING AGREEMENT") and (b) the Series 1998-1 Supplement to the Pooling and Servicing Agreement, to be dated as of August 12, 1998 (the "SUPPLEMENT"), among the Transferor, the Servicer and the Trustee. Each Certificate represents a specified percentage undivided interest in the Trust.

               This Underwriting Agreement shall hereinafter be referred to as this "Agreement". This Agreement, the Bank Receivables Purchase Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement and the Supplement shall collectively hereinafter be referred to as the "Basic Documents". Capitalized terms used but not defined herein have the meanings assigned thereto in the Pooling and Servicing Agreement and the Supplement. The Transferor and the Company hereby agree with the several Underwriters named in Schedule A hereto ("UNDERWRITERS") as follows:

               2. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR AND THE COMPANY. The Transferor and the Company hereby jointly and severally represent and warrant to, and agree with, the several Underwriters that:

                    (a) A registration statement on Form S-3 (No. 33-92956) relating to the Certificates, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 (the "ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (i) an additional registration statement (the "additional registration statement") relating to the Certificates may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Certificates


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        all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Certificates will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Transferor does not propose to amend the initial registration statement or, if an additional registration statement has been filed and the Transferor does not propose to amend it and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Transferor has advised Salomon Brothers Inc ("SALOMON BROTHERS") as representative of the Underwriters (the "REPRESENTATIVE"), that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Transferor has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Transferor has advised the Representative that it proposes to


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        file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective
        Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Certificates, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                    (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the


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        Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus conforms or will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The preceding two sentences do not apply to statements in or


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        omissions from a Registration Statement or the Prospectus based upon written information furnished to the Transferor or the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

                    (c) Each of the Transferor and the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each of the Transferor and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and where the failure to so qualify might permanently impair title to property material to its operation or its right to enforce a material contract against others or expose it to substantial liability in such jurisdiction.

                    (d) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Transferor or the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Certificates, except such as have been obtained and made under the Act, and except such as may be required under state securities laws.

                    (e) Neither the Transferor nor the Company is in violation of its Articles of Incorporation or Bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated in the Basic Documents. The execution, delivery and performance of the Basic Documents and the issuance and sale of the Certificates and compliance with the terms and provisions thereof will not result in a material


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        breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Transferor or the Company or any subsidiary of either of them or any of their properties, or any material agreement or instrument to which the Transferor or the Company or any such subsidiary is a party or by which the Transferor or the Company or any such subsidiary is bound or to which any of the properties of the Transferor or the Company or any such subsidiary is subject, or the Articles of Incorporation or Bylaws of the Transferor or the Company or any such subsidiary, and the Transferor has full power and authority to authorize, issue and sell the Certificates as contemplated by this Agreement and each of the Transferor and the Company has full power and authority to enter into the Basic Documents to which it is a party.

                    (f) As of the Closing Date, the representations and warranties of the Transferor in the Basic Documents to which it is a party will be true and correct.

                    (g) This Agreement has been duly authorized, executed and delivered by the Transferor and the Company.

                    (h) The Transferor has authorized the conveyance of the Receivables to the Trust, and the Transferor has authorized the Trust to issue and sell the Certificates.

                    (i) The Company has delivered to you complete and correct copies of its Form 10-Q for the first quarter of 1998 and its Form 10-K for 1997. Except as set forth in or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other) of either the Transferor or the Company or the credit card business of the Company or its Affiliates since the date of the information provided pursuant to the preceding sentence.


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                    (j) Any taxes, fees and other governmental charges due and payable from or by the Transferor or the Company in connection with the execution, delivery and performance of the Basic Documents and the Certificates and any other agreements contemplated therein shall have been paid or will be paid by the Transferor or the Company, as the case may be, at or prior to the Closing Date to the extent then due.

               3. PURCHASE, SALE AND DELIVERY OF CERTIFICATES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Transferor, at a purchase price of 99.60729% of the principal amount thereof, the respective principal amounts of Certificates set forth opposite the names of the Underwriters in Schedule A hereto.

               The Transferor will deliver against payment of the purchase price the Certificates in the form of one or more permanent global securities in definitive form (the "GLOBAL CERTIFICATES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Certificates shall be made by the Underwriters in Federal (same day) funds by wire transfer to an account previously designated to Salomon Brothers by the Transferor or the Company at 10:00 a.m. (New York time), on August 12, 1998, or at such other time not later than seven full business days thereafter as Salomon Brothers and the Transferor determine, such time being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of the Global Certificates representing all of the Certificates. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of the Certificates. The Global Certificates will be made available for checking at the above offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New


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York, New York, at least 24 hours prior to the Closing Date.

               4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Certificates for sale to the public (which may include selected dealers) as set forth in the Prospectus.

               5. CERTAIN AGREEMENTS OF THE TRANSFEROR AND THE COMPANY. The Transferor and the Company jointly and severally covenant and agree with the several Underwriters that:

                    (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Transferor will file the Prospectus with the Commission pursuant to Rule 424(b)(1) (or if applicable, and if insisted to by the Underwriters pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the second business day following the earlier of (A) the date of determination of the offering price or (B) the date the Prospectus is first used after effectiveness in connection with a public offering or sale.

        The Transferor will advise the Representative promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Certificates under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Transferor will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by Salomon Brothers.

                    (b) The Transferor or the Company will advise the Representative promptly of any proposal


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        to amend or supplement the initial or any additional registration statement as filed or the related prospectus, or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus, and will not effect such amendment or supplementation without the Representative's consent; and the Transferor or the Company will also advise the Representative promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceeding in respect of a Registration Statement and each of the Transferor and the Company will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                    (c) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Transferor will promptly notify the Representative of such event and will promptly prepare and file with the Commission (subject to the Representative's prior review pursuant to paragraph (b) of this Section
        5), at its own expense, an amendment or supplement which will correct such statement or omission, or an amendment which will effect such compliance. Neither the Representative's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                    (d) As soon as practicable, but not later than the Availability Date (as defined below), the Transferor will cause the Trust to make generally available to the Certificateholders an earnings statement of the Trust covering a period of at least


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        12 months beginning after the Effective Date of the Initial
        Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
        Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the Trust's fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Trust's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

               (e) The Transferor or the Company will furnish to the Representative copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Certificates is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative requests. The Prospectus shall be so furnished on or prior to 10:00 A.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Transferor or the Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                    (f) The Transferor will cooperate in the qualification of the Certificates for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representative designates and in the continuation of such qualifications in effect so long as required for the distribution of the Certificates.

                    (g) For a period from the date of this Agreement until the retirement of the Certificates (i) RNB, as Servicer, will furnish to the Representative and, upon request, to each of the other Underwriters, copies of each certificate and the annual statements of compliance delivered to the


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        Trustee pursuant to Article III of the Pooling and Servicing Agreement
        and Section 5.2 of the Supplement and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to Article III of the Pooling and Servicing Agreement, by either first-class mail or electronic transfer as soon as practicable after such statements and reports are furnished to the Trustee, and (ii) any other periodic certificates or reports as may be delivered to the Trustee or the Certificateholders under the Pooling and Servicing Agreement or the Supplement.

                    (h) So long as any of the Certificates is outstanding, the Transferor will furnish to the Representative by either first-class mail or electronic transfer as soon as practicable, copies of all documents (A) distributed, or caused to be distributed, by the Transferor to Certificateholders, (B) filed, or caused to be filed, by the Transferor with the Commission pursuant to the Exchange Act, any order of the Commission thereunder or pursuant to a "no-action" letter from the staff of the Commission and (C) from time to time, such other information in the possession of the Transferor concerning the Trust as
        the Representative may reasonably request.   The Transferor will
        register the Certificates under the Exchange Act within 120 days after the end of the fiscal year of the Trust during which the offering of the Certificates to the public occurred.

                    (i) The Transferor will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of their counsel) incurred by them in connection with qualification of the Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Representative designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Certificates, for any travel expenses of the Transferor's officers and employees and any other expenses of the Transferor in connection with attend-


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        ing or hosting meetings with prospective purchasers of the Certificates and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto).

                    (j) To the extent, if any, that the ratings provided with respect to the Certificates by the Rating Agencies is conditional upon the furnishing of documents or the taking of any other action by the Transferor or the Company agreed upon on or prior to the Closing Date, the Transferor or the Company shall furnish such documents and take any such other action.

                    (k) The Transferor or the Company shall not, until after the Closing Date, offer, sell or contract to sell, directly or indirectly, or file with the Commission a registration statement under the Act relating to, securities substantially similar to the Certificates.

               6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligation of the several Underwriters to purchase and pay for the Certificates on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Transferor and the Company herein, to the accuracy of the statements of officers of the Transferor and the Company made pursuant to the provisions hereof, to the performance by each of the Transferor and the Company of its obligations hereunder and to the following additional conditions precedent:

                    (a) The Representative shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
        Time), of Ernst & Young LLP, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, confirming that they are independent


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        public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that
        (i) they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of RNB) set forth in the Registration Statements and the Prospectus (and any supplements thereto), agrees with the accounting records of RNB, excluding any questions of legal interpretation, and (ii) they have performed certain specified procedures with respect to the accounts.

        For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                    (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representative. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement,


                                          14
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        such Effective Time shall have occurred not later than 10:00 P.M., New
        York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by Salomon Brothers. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor, the Company or the Representative, shall be contemplated by the Commission.

                    (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of any of the Transferor, DHCC, the Company or RNB or its credit card business which, in the judgment of a majority in interest of the Underwriters including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Certificates; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) if in the judgment of a majority in interest of the Underwriters including the Representative, the effect of any such downgrading or public announcement makes it impractical or inadvisable to proceed with the completion of the public offering or the sale of and payment for the Certificates; (iii) any suspension or limitation of trading in securities generally on the New York


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

        Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Transferor or the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Certificates.

                    (d) You shall have received from James T. Hale, General Counsel for the Transferor, the Company, DHCC and RNB, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that:

                         (i) Each of the Transferor, the Company and DHCC has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota with full corporate power, authority and legal right to own its properties and conduct its business as such properties are currently owned and such business is currently conducted, to execute, deliver and perform its obligations under each of the Basic Documents to which it is a party and, solely with respect to the Transferor, to execute and deliver to the Trustee the Certificates pursuant to the Pooling and Servicing Agreement;

                         (ii) RNB is a national banking corporation duly organized, validly existing and in good standing under the laws of the United States, and has full corporate power, authority and legal right to execute, deliver and perform its obligations under the Basic Documents to which it is a party and, in all material respects, to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted;

                         (iii) Each of the Transferor, the Company, DHCC and RNB is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Credit Card Agreement relating to an Account owned by the Credit Card Originator or any Receivable transferred to the Trust by the Transferor unenforceable by the Credit Card Originator, the Transferor, the Servicer or the Trustee and would have a material adverse effect on the interests of the Certificateholders under the Pooling and Servicing Agreement or under any Supplement;

                         (iv) The Certificates have been duly authorized, executed and delivered by the Transferor and, when duly authenticated by the Trustee in accordance with the terms of the Pooling and Servicing Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued and outstanding and entitled to the benefits provided by the Pooling and Servicing Agreement;

                         (v) Each of the Basic Documents to which the applicable entity is a party has been duly authorized, executed and delivered by the Transferor, the Company, DHCC and/or the Servicer, as the case may be, and constitutes the legal, valid and binding agreement of the Transferor, the Company, DHCC and/or the Servicer, as the case may be, enforceable against the Transferor, the Company, DHCC and/or the Servicer, as the case may be, in accordance with its terms, except (x) to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and the rights of creditors as the same may be applied in the event of bankruptcy, insolvency, receivership, reorganization,moratorium or other similar event in respect of the Transferor, the Company, DHCC and/or the Servicer, (B) general principles of equity (regardless of whether considered and applied in a proceed-ing in equity or in law) and (C) with respect to the Pooling and Servicing Agreement and the Supplement, the qualification that certain of the remedial provisions of the Pooling and Servicing Agreement and the Supplement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Pooling and Servicing Agreement or the Supplement taken as a whole, and the Pooling and Servicing Agreement and the Supplement, together with applicable law, contain adequate provisions for the practical realization of the benefits of the security created thereby; and (y) such counsel expresses no opinion as to the enforceability of any rights to contribution or indemnification which are violative of public policy underlying any law, rule or regulation;

                         (vi) No consent, approval, authorization or order of any governmental agency or body is required for (A) the execution, delivery and performance by the Transferor, the Company, DHCC or the Servicer of its obligations under any of the Basic Documents or the Certificates to which it is a party, or (B) the issuance or sale of the Certificates, except such as have been obtained under the Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Certificates by the Underwriters;

                         (vii) None of the execution and delivery of the Basic Documents or the Certificates by the Transferor, the Company, DHCC and/or the Servicer, as the case may be, or the performance by the Transferor, the Company, DHCC and/or the Servicer, as the case may be, of the transactions therein contemplated or the fulfillment of the terms thereof does or will result in any violation of any statute or regulation or any order or decree of any court or governmental authority binding upon the Transferor, the Company, DHCC or the Servicer or the property of the Transferor, the Company, DHCC or the Servicer, or conflict with, or result in a breach or violation of any term or provision of, or result in a default under any of the terms and provisions of, the charter or by-laws of the Transferor, the Company, DHCC or the Servicer, or any material indenture, loan agreement or other material agreement to which the Transferor, the Company, or the Servicer is a party or by which any of them is bound;

                         (viii) There are no proceedings or investigations pending or, to the best knowledge of such counsel, threatened against the Transferor, the Company, DHCC or RNB, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of any of the Basic Documents or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by any of the Basic Documents or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of such counsel, would materially and adversely affect the performance by the Transferor of its obligations under any of the Basic Documents,
        (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any of the Basic Documents or the Certificates or (v) seeking to affect adversely the income tax attributes of the Trust under the Federal or applicable state income or franchise tax systems;

                    (e) You shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Transferor, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that the Certificates will be treated as indebtedness for Federal income tax purposes and that the Trust will not be classified as an association taxable as a corporation.

                    (f) You shall have received from Davenport, Evans, Hurwitz & Smith, special South Dakota tax counsel to RNB, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that, to the extent that the Certificates will be characterized as debt for Federal income tax purposes, the Certificates will be characterized as debt for South Dakota income tax purposes, and to the effect that, to the extent that the Trust will not be sub-ject to tax at the entity level for Federal income tax purposes, the Trust will not be subject to tax at the entity level for South Dakota income tax purposes.

                    (g) You shall have received from Faegre & Benson, special Minnesota tax counsel to the Transferor, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that when the Certificates are beneficially owned by a person that is not a member of the Transferor's consolidated group, the certificates will be characterized as debt for Minnesota income tax purposes and to the effect that the Trust will not be subject to tax at the entity level.

                    (h) You shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Transferor, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that:

                         (i) Each of the Pooling and Servicing Agreement and the Supplement constitutes the valid and binding obligation of the Transferor, RNB and the Trustee, enforceable against the Transferor, RNB and the Trustee in accordance with its terms, except (x) to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and the rights of creditors as the same may be applied in the event of the bankruptcy, insolvency, receivership, reorganization, moratorium or other similar event in respect of the Transferor, RNB or the Trustee, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) the qualification that certain of the remedial provisions of the Pooling and Servicing Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Pooling and Servicing Agreement taken as a whole, and the Pooling and Servicing Agreement, together with applicable law, contain adequate provisions for the practical realization of the benefits of the security created thereby and (y) such counsel expresses no opinion as to the enforceability of any rights to contribution or indemnification which are violative of public policy underlying any law, rule or regulation;

                         (ii) The Bank Receivables Purchase Agreement constitutes the valid and binding obligation of RNB and DHCC, enforceable against RNB and DHCC in accordance with its terms, except
        (x) to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and the rights of creditors as the same may be applied in the event of the bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar event in respect of RNB or DHCC and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (y) such counsel expresses no opinion as to the enforceability of any rights to contribution or indemnification which are violative of public policy underlying any law, rule or regulation;

                         (iii) The Receivables Purchase Agreement constitutes the valid and binding obligation of DHCC and the Transferor, enforceable against DHCC and the Transferor in accordance with its terms, except (x) to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and the rights of creditors as the same may be applied in the event of the bankruptcy, insolvency, receivership, reorganization, moratorium or other similar event in respect of DHCC and the Transferor and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (y) such counsel expresses no opinion as to the enforceability of any rights to contribution or indemnification which are violative of public policy underlying any law, rule or regulation;

                         (iv) The Certificates, when executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement and delivered to and paid for by the Under-writers pursuant to this Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement and the Supplement;

                         (v) This Agreement has been duly authorized, executed and delivered by the Transferor and the Company;

                         (vi) Neither the execution, delivery or performance by each of the Transferor, the Company, DHCC or RNB of the Basic Documents to which it is a party, nor the compliance by each of the Transferor, the Company, DHCC or RNB, as the case may be, with the terms and provisions thereof or hereof, will contravene any provision of any applicable law;

                         (vii) Based on such counsel's review of applicable laws, no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance by each of the Transferor, the Company, DHCC or RNB, of the Basic Documents to which it is a party;

                         (viii) The Certificates and the Basic Documents conform in all material respects to the descriptions thereof contained in the Prospectus;

                         (ix) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered under the Investment Company Act of 1940, as amended (the "1940 ACT");

                         (x) The statements in the Prospectus under the heading "Certain Legal Aspects of the Receivables," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

                         (xi) The Initial Registration Statement has become effective under the Act, the Additional Registration Statement (if any) was filed and became effective under the Act, and the Prospectus

        Supplement has been filed with the Commission pursuant to Rule 424(b) thereunder, no stop order suspending the effectiveness of a Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened; and

                         (xii) Each of the Registration Statements, as of their effective dates, and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Act and the General Rules and Regulations under the Act, except that in each case such counsel expresses no opinion as to the financial data included therein or excluded therefrom or the exhibits to a Registration Statement, and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in a Registration Statement and the Prospectus.

                    Such opinion shall also state that such counsel has participated in conferences with officers and representatives of the Transferor, the Company, DHCC and RNB, counsel for the Transferor, the Company, DHCC and RNB, representatives of the independent accountants of the Transferor, the Company, DHCC and RNB, and the Underwriters at which the contents of the Prospectus and related matters were discussed and, although such counsel need not pass upon, and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus and shall have made no independent check or verification thereof, except for those made under the caption "Certain Legal Aspects of the Receivables" to the extent set forth in paragraph (x) above, on the basis of the foregoing, no facts shall have come to such counsel's attention that shall have led such counsel to believe that the Prospectus, as of its date or the date of its opinion, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief with respect to the financial statements, schedules and other financial information included in such Prospectus or excluded therefrom.

                    (i) You shall have received from Davenport, Evans, Hurwitz & Smith special South Dakota counsel to RNB, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that:

                         (i)  The security interest created by the Bank
Receivables Purchase Agreement in the Receivables has been perfected under
Article 9 of the Uniform Commercial Code of South Dakota by the proper filing of UCC-1 financing statements with the appropriate filing offices in South Dakota, and such security interest is of first priority under Article 9 of the South Dakota Uniform Commercial Code; and

                         (ii) The UCC-1 financing statements have been
previously filed, have not been amended or terminated and no other filings or other actions, with respect to DHCC's interest in the Receivables, are necessary to perfect the interest of DHCC in the Receivables, and the proceeds thereof, conveyed to DHCC, except that appropriate continuation statements must be filed in accordance with the applicable state's requirements.

                    (j) You shall have received from Faegre & Benson, special Minnesota counsel to the Transferor and DHCC, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that:

                         (i)  Each of the security interest created by the
Receivables Purchase Agreement and the security interest created by the Pooling and Servicing Agreement in the Receivables has been perfected under Article 9 of the Uniform Commercial Code of Minnesota by the proper filing of UCC-1 financing statements with the appropriate filing offices in Minnesota, and each such security interest is of first priority under Article 9 of the Minnesota Uniform Commercial Code; and

                         (ii) The UCC-1 financing statements have been
previously filed have not been amended or terminated and (a) no other filings or other actions, with respect to the Transferor's interest in the Receivables, are necessary to perfect the interest of the Transferor in the Receivables, and the proceeds thereof, conveyed to the Transferor thereunder and (b) no other filings or other actions, with respect to the Trustee's interest in the Receivables, are necessary to perfect the interest of the Trustee in the Receivables, and proceeds thereof, against third parties, except, in each case, that appropriate continuation statements must be filed in accordance with the applicable state's requirements.

                    (k) You shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to RNB, DHCC and the Transferor, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that the Bank Receivables Purchase Agreement creates in favor of DHCC a security interest under Article 9 of the Delaware Uniform Commercial Code (the "DELAWARE UCC") in the rights of RNB in the Receivables, the Receivables Purchase Agreement creates in favor of the Transferor a security interest under Article 9 of the Delaware UCC in the rights of DHCC in the Receivables and the Pooling and Servicing Agreement creates in favor of the Trustee a security interest under Article 9 of the Delaware UCC in the rights of the Transferor in the Receivables.

                    (l) You shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Transferor, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that:

                         (i)  In a properly presented and argued case in a
proceeding under Title 11 of the United States Code, 11 U.S.C. Section Section 101, ET SEQ. (the "BANKRUPTCY CODE"), if the matter were properly briefed and presented to a court, the court would hold that (1) the transfer of the Receivables by DHCC to the Transferor in the manner set forth in the Receivables Purchase Agreement would constitute the sale of the Receivables from DHCC to the Transferor, and (2) in the event that DHCC were to become a debtor under the Bankruptcy Code, the transfer of Receivables under the Receivables Purchase Agreement would not, after full consideration of all relevant factors, be properly characterized as a pledge of the Receivables to secure a borrowing by DHCC from the Transferor, and accordingly, the Receivables and the proceeds thereof would not be part of the estate of DHCC under Section 541 of the Bankruptcy Code in such event, and consequently Section 362 of the Bankruptcy Code would not be applicable to the Receivables and the proceeds thereof; and

                         (ii) If DHCC should become a debtor in a case under the
Bankruptcy Code, and the Transferor would not otherwise properly be a debtor in a case under the Bankruptcy Code, and if the matter were properly briefed and presented to a court exercising bankruptcy jurisdiction, it would not be a proper exercise by the court of its equitable discretion to disregard the separate corporate existence of the Transferor so as to order substantive consolidation under the Bankruptcy Code of the assets and liabilities of the Transferor with the bankruptcy estate of DHCC.

                    (m) You shall have received from Tomothy Carlin, Assistant Vice President and Senior Counsel for Norwest Corporation, parent of the Trustee, such opinion or opinions dated the Closing Date and satisfactory in form and substance to you and your counsel, substantially to the effect that:

                         (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the Federal laws of the United States of America;

                         (ii) The Trustee has all requisite power and authority as a national banking association to execute and deliver, and to perform its obligations under the Pooling and Servicing Agreement and the Supplement and to consummate the transactions contemplated by the Pooling and Servicing Agreement and the Supplement;

                         (iii) The Trustee's performance of its obligations under the Pooling and Servicing Agreement and the execution, delivery and performance of the Trustee's obligations pursuant to the Supplement by the Trustee does not conflict with or result in a violation of the Articles of Association or By-Laws of the Trustee;

                         (iv) The Pooling and Servicing Agreement and the Supplement have been duly authorized, executed and delivered by the Trustee; and

                         (v) The Certificates have been duly authenticated by the Trustee pursuant to the Pooling and Servicing Agreement.

               (n) You shall have received a certificate, dated the Closing Date and satisfactory in form and substance to you and your counsel, of the Chairman, President or any Vice President and a principal financial or accounting officer of each of the Transferor, DHCC, RNB and the Company, as applicable, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Transferor and the Company, as the case may be, in this Agreement are true and correct, that each of the Transferor and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that the representations and warranties of each of the Transferor, DHCC, RNB and the Company, as applicable, in the Basic Documents are true and correct as of the dates specified therein, that no stop order suspending the effectiveness of a Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, that, subsequent to the date of the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Transferor, DHCC, RNB or the Company, as the case may be, or its respective credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate and that nothing has come to the attention of the Transferor, DHCC, RNB or the Company that would lead the Transferor, DHCC, RNB or the Company to believe that a Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (o) You shall have received evidence satisfactory to you and your counsel that the Certificates shall be rated "AAA" by Standard & Poor's Ratings Group and "Aaa" by Moody's Investors Service, Inc.

               (p) You shall have received a letter, dated such Closing Date and satisfactory in form and substance to you and your counsel, which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection (p).

               (q) You shall also receive from each counsel rendering an opinion not otherwise addressed to you a letter dated the Closing Date and satisfactory in form and substance to you and your counsel, stating that you may rely on the opinions of such counsel as delivered to Moody's Investors Service, Inc. and Standard & Poor's Ratings Group in connection with the rating of the Certificates.

               (r) On the Closing Date, $122,875,817 aggregate principal amount of the Class B Certificates shall have been issued to the Transferor.

               (s) All proceedings in connection with the transactions contemplated by this Agreement and the other Basic Documents and all documents incident hereto and thereto shall be reasonably satisfactory in form and substance to you and your counsel, and you and your counsel shall have received such information, certificates and documents as you and your Counsel may reasonably request.

                    The Transferor will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request. Salomon Brothers may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

               7. INDEMNIFICATION AND CONTRIBUTION. (a) The Transferor and the Company, will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Transferor nor the Company will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Transferor or the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(b) below; and PROVIDED FURTHER, HOWEVER, that neither the Transferor nor the Company will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus that was eliminated or remedied in the Prospectus, if a copy of the Prospectus was not sent or given with or prior to the written confirmation of the sale of any Certificate to the person asserting the loss, claim, damage or liability, if required by the Act.

               (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Transferor and the Company against any losses, claims, damages or liabilities to which the Transferor or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein in a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Transferor or the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Transferor or the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning overallotments and stabilizing on the inside front cover page and the concession and reallowance figures appearing in the paragraph under the caption "Underwriting".

               (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indem-nified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

               (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and the Company on the one hand and the Underwriters on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and/or the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Transferor and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transferor and the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor or the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).
Notwithstanding the provisions of this subsection (d), no Under-writer shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) The obligations of the Transferor and the Company under this Section shall be in addition to any liability which the Transferor and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Transferor and the Company, to each officer of the Transferor and the Company who has signed a Registration Statement and to each person, if any, who controls the Transferor or the Company within the meaning of the Act.

               8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Certificates hereunder on the Closing Date and the aggregate principal amount of Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Certificates that the Underwriters are obligated to purchase on such Closing Date, the Representative may make arrangements satisfactory to the Transferor for the purchase of such Certificates by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Certificates that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the ag-gregate principal amount of the Certificates with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Certificates that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representative and the Transferor for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Transferor or the Company, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

               9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Transferor and the Company and of their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Transferor, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Certificates. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Certificates by the Underwriters is not consummated, the Transferor and the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Transferor and the Company and the Underwriters pursuant to
Section 7 shall remain in effect, and if any Certificates have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Certificates by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Transferor and the Company, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Certificates.

               10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at Salomon Brothers, Seven World Trade Center, 42nd Floor New York, NY 10048, Attention Syndicate Manager (facsimile no.
(212)783-4120); if sent to the Transferor, will be mailed, delivered or telegraphed and confirmed to it at Dayton Hudson Receivables Corporation, 80 South Eighth Street, 14th floor, Suite 1401, Minneapolis, Minnesota 55402, Attention of Treasurer, (facsimile no. (612) 370-5508); and if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Dayton Hudson Corporation, 777 Nicollet Mall, Minneapolis, Minnesota 55402, Attention of Treasurer (facsimile no. (612) 370-5508); PROVIDED; HOWEVER, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

               11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

               12. REPRESENTATIONS OF UNDERWRITERS. The Representative will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters. Each of the Underwriters represents and warrants to, and agrees with, the Transferor that (w) it has only issued or passed on and shall only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Certificates to a person who is of a kind described in
Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or who is a person to whom the document may otherwise lawfully be issued or passed on, (x) it has complied and shall comply with all applicable provisions of the Financial Services Act 1986 and other applicable laws and regulations with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom and (y) if that Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and shall only promote (as that term is defined in Regulation

1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations
1991) to any person in the United Kingdom the scheme described in the Prospectus if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

               13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all such counterparts shall together constitute one and the same Agreement.

               14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

               The Transferor and the Company hereby submit to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

               If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Transferor and the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Transferor, the Company and the several Underwriters in accordance with its terms.

                              Very truly yours,

                              DAYTON HUDSON RECEIVABLES
                                CORPORATION


                                By /s/ Stephen Kowalke
                                  ------------------------------------
                                  Name: Stephen C. Kowalke
                                  Title: Vice President and Treasurer

                              DAYTON HUDSON CORPORATION


                                By /s/ Stephen Kowalke
                                  ------------------------------------
                                  Name: Stephen C. Kowalke
                                  Title: Vice President and Treasurer

Acting on behalf of itself
and as the Representative of
the several Underwriters.


SALOMON BROTHERS INC


By /s/ John C. Dahl
   -------------------------------
   Name: John C. Dahl
   Title: Associate

                                      SCHEDULE A


                         Underwriters                  Principal
                         ------------                  Amount of
                                                       Certificates
                                                       ------------
Salomon Brothers Inc . . . . . . . . . . . . . . . .    $133,400,000
Goldman, Sachs & Co  . . . . . . . . . . . . . . . .     133,300,000
J.P. Morgan Securities Inc.. . . . . . . . . . . . .     133,300,000
                                                        ------------
       Total   . . . . . . . . . . . . . . . . . . .    $400,000,000
                                                        ------------



                                         A-1